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                                                                     EXHIBIT 4.3

                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                           BLOCK COMMUNICATIONS, INC.

                                       AND

                               ACCESS TOLEDO, LTD.
                           BUCKEYE CABLEVISION, INC.,
                            BUCKEYE TELESYSTEM, INC.
                                CARS HOLDING INC.
                     COMMUNITY COMMUNICATION SERVICES, INC.
                       CORPORATE PROTECTION SERVICES, INC.
                          ERIE COUNTY CABLEVISION, INC.
                       IDAHO INDEPENDENT TELEVISION, INC.
                         INDEPENDENCE TELEVISION COMPANY
                         LIMA COMMUNICATIONS CORPORATION
                    METRO FIBER & CABLE CONSTRUCTION COMPANY
                            MONROE CABLEVISION, INC.
                              PG PUBLISHING COMPANY
                  TOLEDO AREA TELECOMMUNICATIONS SERVICES, INC.
                                  WLFI-TV, INC.

                                  AS GUARANTORS

                                       AND

                         BANC OF AMERICA SECURITIES LLC
                             FLEET SECURITIES, INC.
                            COMERICA SECURITIES, INC.
                            NATCITY INVESTMENTS, INC.
                             BMO NESBITT BURNS CORP.




                           DATED AS OF APRIL 18, 2002
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                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement (this "Agreement") is made and entered into as of April 18, 2002, by and among Block Communications, Inc., an Ohio corporation (the "Company"), the Guarantors listed on Schedule I attached hereto (the "Guarantors") and Banc of America Securities LLC, Comerica Securities, Inc. Fleet Securities, Inc., NatCity Investments, Inc. and BMO Nesbitt Burns Corp. (each an "Initial Purchaser" and, collectively, the "Initial Purchasers"), each of whom has agreed to purchase the Company's 9 1/4% Senior Subordinated Notes due 2009 (the "Initial Notes") pursuant to the Purchase Agreement (as defined below).

                  This Agreement is made pursuant to the Purchase Agreement, dated as of April 11, 2002 (the "Purchase Agreement"), by and among the Company, the Guarantors and the Initial Purchasers (i) for your benefit and for the benefit of each other Initial Purchaser and (ii) for the benefit of the holders from time to time of the Notes (including you and each other Initial Purchaser). In order to induce the Initial Purchasers to purchase the Initial Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 5(i) of the Purchase Agreement.

                  The parties hereby agree as follows:

SECTION 1.        DEFINITIONS

                  As used in this Agreement, the following capitalized terms shall have the following meanings:

                  Additional Interest: As defined in Section 5 hereof.

                  Broker-Dealer: Any broker or dealer registered under the Exchange Act.

                  Closing Date:  The date of this Agreement.

                  Commission:  The Securities and Exchange Commission.

                  Consummate: A Registered Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange Notes to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to
         Section 3(b) hereof, and (iii) the delivery by the Company to the Registrar under the Indenture of Exchange Notes in the same aggregate principal amount as the aggregate principal amount of Initial Notes that were tendered by Holders thereof pursuant to the Exchange Offer.

                  Effectiveness Target Date:  As defined in Section 5 hereof.

                  Exchange Act: The Securities Exchange Act of 1934, as amended.

                  Exchange Notes: The 9 -1/4% Senior Subordinated Notes due 2009, of the same series under the Indenture as the Initial Notes, to be issued to Holders in exchange for Transfer Restricted Securities pursuant to this Agreement.

                  Exchange Offer: The registration by the Company under the Securities Act of the Exchange Notes pursuant to a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer
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         Restricted Securities held by such Holders for Exchange Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

                  Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

                  Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Initial Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Securities Act and outside the United States to non-U.S. persons pursuant to Regulation S.

                  Holders:  As defined in Section 2(b) hereof.

                  Indemnified Holder:  As defined in Section 8(a) hereof.

                  Indenture: The Indenture, dated as of April 18, 2002, among the Company, the Guarantors and Wells Fargo Minnesota, National Association, as trustee (the "Trustee"), pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

                  Initial Purchaser:  As defined in the preamble hereto.

                  Initial Notes: The 9 1/4% Senior Subordinated Notes due 2009, of the same series under the Indenture as the Exchange Notes, for so long as such securities constitute Transfer Restricted Securities.

                  Initial Placement: The issuance and sale by the Company of the Initial Notes to the Initial Purchasers pursuant to the Purchase Agreement.

                  Interest Payment Date: As defined in the Indenture and the Notes.

                  NASD:  National Association of Securities Dealers, Inc.

                  Notes:  The Initial Notes and the Exchange Notes.

                  Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                  Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

                  Record Holder: With respect to any Damages Payment Date relating to the Notes, each Person who is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

                  Registration Default:  As defined in Section 5 hereof.

                  Registration Statement: Any registration statement of the Company relating to (a) an offering of Exchange Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments


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         and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

                  Securities Act:  The Securities Act of 1933, as amended.

                  Shelf Filing Deadline: As defined in Section 4 hereof.

                  Shelf Registration Statement:  As defined in Section 4 hereof.

                  Trust Indenture Act: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa 77bbbb) as in effect on the date of the Indenture.

                  Transfer Restricted Securities: Each Note, until the earliest to occur of (a) the date on which such Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act, (b) the date on which such Note has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement and (c) the date on which such Note is distributed to the public pursuant to Rule 144 under the Securities Act or by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein).

                  Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2. SECURITIES SUBJECT TO THIS AGREEMENT

         (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

         (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

SECTION 3. REGISTERED EXCHANGE OFFER

         (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Company and the Guarantors shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 90 days after the Closing Date, a Registration Statement under the Securities Act relating to the Exchange Notes and the Exchange Offer,
(ii) use their best efforts to cause such Registration Statement to become effective at the earliest possible time, but in no event later than 270 days after the Closing Date, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings in connection with the registration and qualification of the Exchange Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Registration Statement, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Notes to be offered in exchange for the Transfer Restricted Securities and to permit resales of Notes held by Broker-Dealers as contemplated by Section 3(c) below.

         (b) The Company shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided,


                                       3
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however, that in no event shall such period be less than 30 days after the date notice of the Exchange Offer is mailed to the Holders. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Notes shall be included in the Exchange Offer Registration Statement. The Company shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 300 days after the Closing Date.

         (c) The Company shall indicate in a "Plan of Distribution" section contained in the Prospectus forming a part of the Exchange Offer Registration Statement that any Broker-Dealer who holds Initial Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Initial Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Notes received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

                  The Company and the Guarantors shall use their best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement is declared effective and (ii) the date on which a Broker-Dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities.

                  The Company shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such 180-day (or shorter as provided in the foregoing sentence) period in order to facilitate such resales.

SECTION 4. SHELF REGISTRATION

         (a) Shelf Registration. If (i) the Company is not required to file an Exchange Offer Registration Statement or permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with) or (ii) with respect to any Holder of Transfer Restricted Securities, such Holder notifies the Company prior to the 20th day following the Consummation of the Exchange Offer that (A) such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or
(B) such Holder may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) such Holder is a Broker-Dealer and holds Initial Notes acquired directly from the Company or one of its affiliates, then, upon such Holder's request, the Company and the Guarantors shall:

                  (x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement") and use their best efforts to cause such filing


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
         on or prior to 90 days after the earlier to occur of: (1) the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement and (2) the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clause (ii) above (such earlier date being the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have given notice required by Section 4(a) hereof and provided the information required pursuant to Section 4(b) hereof; and

                  (y) use their best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 270 days after the Shelf Filing Deadline.

The Company and the Guarantors shall use their best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years following the Closing Date (or shorter period that will terminate when all the Notes covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement).

         (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in the Shelf Registration Statement, if any, pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading. The Company shall not be required to file more than one Shelf Registration Statement pursuant to Section 4(a)(ii) hereof.

SECTION 5. ADDITIONAL INTEREST

                  If (i) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), (iii) the Exchange Offer has not been Consummated within 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective during the periods specified in this Agreement (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company and the Guarantors hereby jointly and severally agree to pay to each Holder of Transfer Restricted Securities affected by such Registration Default additional interest in an amount equal to $.05 per week per $1,000 in principal amount of Transfer Restricted Securities held by such Holder ("Additional Interest") for each week or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of any Registration Default. The amount of the Additional Interest will increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Additional Interest of $.50 per week per $1,000 in principal amount of Transfer Restricted Securities. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the Additional Interest payable with respect to the Transfer Restricted Securities will cease and the interest rate borne by the relevant Transfer Restricted Securities will be reduced to the original interest rate borne by such Transfer Restricted Securities; provided, however, that, if after any such cessation of the accrual of Additional Interest, a different Registration Default


                                       5
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occurs, Additional Interest shall begin to accrue again at the initial rate of
$.05 per week per $1,000 in principal amount of Transfer Restricted Securities.

                  All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Note shall have been satisfied in full.

SECTION 6. REGISTRATION PROCEDURES

         (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company and the Guarantors shall comply with all of the provisions of Section 6(c) below, shall use their best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

                  (i) If in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, the Company and the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Guarantors to Consummate an Exchange Offer for such Initial Notes. The Company and the Guarantors each hereby agrees to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Company and the Guarantors each hereby agrees, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a favorable resolution by the Commission staff of such submission.

                  (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be issued in the Exchange Offer and (C) it is acquiring the Exchange Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company's preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (which may include any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Notes obtained by such Holder in exchange for Initial Notes acquired by such Holder directly from the Company.

         (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, if any, the Company and the Guarantors shall comply with all the provisions of Section 6(c) below and shall use their best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will within the period required by Section 4(a) prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for


                                       6
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the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof as notified to the Company pursuant to
Section 4(b) hereof.

         (c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Notes by Broker-Dealers), the Company shall:

                  (i) use its best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Securities Act or any regulation thereunder, financial statements of the Guarantors for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                  (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in
Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing,
(A) when the Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event (it being understood that only the existence of the fact or event must be disclosed and that the nature of the fact or event may be kept confidential for such period as required for bona fide business reasons) that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (iv) furnish without charge to each of the Initial Purchasers, in the case of the Exchange Offer Registration Statement, and each selling Holder named in such Registration Statement and each of the underwriter(s), if any, in the case of any Shelf Registration Statement, before filing with the


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Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus, which documents will be subject to the review of the Initial Purchasers or such Holders and underwriter(s) in connection with such sale, if any, for a period of at least five business days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus to which an Initial Purchaser or a Holder of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, as applicable, shall reasonably object in writing within five business days after the receipt thereof (such objection to be deemed timely made upon confirmation of telecopy transmission within such period). The objection of an Initial Purchaser or a Holder or underwriter, if any, shall be deemed to be reasonable if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

                  (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the Initial Purchasers, in the case of the Exchange Offer Registration Statement, each selling Holder named in such Registration Statement, and to the underwriter(s), if any, in the case of any Shelf Registration Statement, make the Company's representatives available and representatives of the Guarantors for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as the Initial Purchasers or such selling Holders or underwriter(s), if any, as applicable, reasonably may request;

                  (vi) make available at reasonable times for inspection by the Initial Purchasers, in the case of the Exchange Offer Registration Statement, any managing underwriter participating in any disposition pursuant to such Registration Statement, in the case of any Shelf Registration Statement, and any attorney or accountant retained by such Initial Purchasers or any of the underwriter(s), as applicable, all financial and other records, pertinent corporate documents and properties of the Company and the Guarantors and cause the Company's and the Guarantors' officers, directors and employees to supply all information reasonably requested by the Initial Purchasers, the underwriters and their attorneys, as applicable, in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

                  (vii) if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                  (viii) if the Notes are not rated with appropriate rating agencies, cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Notes covered thereby or the underwriter(s), if any;

                  (ix) furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including financial statements and schedules, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                  (x) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Guarantors hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                  (xi) enter into, and cause the Guarantors to enter into, such customary agreements (including an underwriting agreement), and make, and cause the Guarantors to make, such customary representations and warranties, and take all such other customary actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by the Initial Purchasers, in the case of the Exchange Offer Registration Statement, or by any Holder of Transfer Restricted Securities or their underwriter in connection with any sale or resale pursuant to the Shelf Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company and the Guarantors shall:

                  (A) furnish to each Initial Purchaser, each selling Holder and each underwriter, if any, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the Consummation of the Exchange Offer and, if applicable, the effectiveness of the Shelf Registration Statement:

                           (1) a certificate, dated the date of Consummation of
                  the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the President or any Vice President and (z) a principal financial or accounting officer of each of the Company and the Guarantors, confirming, as of the date thereof and for the period from the effective date of the applicable Registration Statement, matters similar to those set forth in paragraphs
                  (i), (ii) and (iii) of Section 5(f) of the Purchase Agreement and such other matters as such parties may reasonably request;

                           (2) an opinion, dated the date of Consummation of the
                  Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Guarantors, covering the matters set forth in paragraph (c) of Section 5 of the Purchase Agreement and such other matters as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Initial Purchasers' representatives and the Initial Purchasers' counsel in connection with the preparation of such Registration Statement and the related Prospectus at which the contents of the Registration Statement and Prospectus and related matters were discussed although such counsel has not independently verified the accuracy, completeness or fairness of such statements; such counsel advises that, on the basis of the foregoing, such counsel does not believe that the applicable Registration Statement, at the time such Registration Statement became effective, and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus;

                           (3) opinions, dated the date of Consummation of the
                  Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of general counsel for the Company, covering the matters set forth in paragraph
                  (d) of Section 5 of the Purchase Agreement and such other matters as such parties may reasonably request; and

                           (4) a customary comfort letter, dated as of the date
                  of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and affirming matters of the type set forth in the comfort letters delivered pursuant to
                  Section 5(a) of the Purchase Agreement, without exception;

                  (B) set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                  (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause
         (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company or the Guarantors pursuant to this clause (xi), if any.

                  If at any time the representations and warranties of the Company and the Guarantors contemplated in clause (A)(1) above cease to be true and correct, the Company or the Guarantors shall so advise the Initial Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

                  (xii) prior to any public offering of Transfer Restricted Securities, cooperate with, and cause the Guarantors to cooperate with, the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such United States jurisdictions as the selling Holders or underwriter(s) may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Company nor the Guarantors shall be required to register or qualify as a foreign corporation where it is not then so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not then so subject;

                  (xiii) shall issue, upon the request of any Holder of Initial Notes covered by the Shelf Registration Statement, Exchange Notes, having an aggregate principal amount equal to the aggregate principal amount of Initial Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Exchange Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Notes, as the case may be; in return, the Initial Notes held by such Holder shall be surrendered to the Company for cancellation;

                  (xiv) cooperate with, and cause the Guarantors to cooperate with, the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

                  (xv) use its best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other United States governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

                  (xvi) if any fact or event contemplated by clause (c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (xvii) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

                  (xviii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD;

                  (xix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

                  (xx) cause the Indenture to be qualified under the Trust Indenture Act not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate, and cause the Guarantors to cooperate with, with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and to execute, and cause the Guarantors to execute, and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

                  (xxi) cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate principal amount of Initial Notes or the managing underwriter(s), if any; and

                  (xxii) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13(a) and Section 15(d) of the Exchange Act.

                  Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company (x) of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof or (y) that the Board of Directors of the Company (the "Board of Directors") has resolved that the Company and its subsidiaries have a bona fide business purpose for doing so, then the Company and the Guarantors may delay the filing or the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement (if not then filed or effective, as applicable) and shall not be required to maintain the effectiveness thereof or amend or supplement the Exchange Offer Registration Statement or the Shelf Registration, in all cases, for a period (a "Delay Period") expiring upon the earlier to occur of (A) in the case of the immediately preceding clause (x), such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus or (B) in the case of the immediately preceding clause (y), the date which is the earlier of (1) the date on which such business purpose ceases to interfere with the Company's or its subsidiaries' obligations to file or maintain the effectiveness of any such Registration Statement pursuant to this Agreement or (2) 90 days after the Company and Guarantors notify the Holders of such good faith determination. There shall not be more than 90 days of Delay Periods during any 12-month period. Upon receipt of such notice, each Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement and, if so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice; however, no such extension shall be taken into account in determining whether Additional Interest is due pursuant to Section 5 hereof or the amount of such Additional Interest, it being agreed that the Company's option to suspend use of a Registration Statement pursuant to this paragraph shall be treated as a Registration Default for purposes of Section 5.

SECTION 7. REGISTRATION EXPENSES

         (a) All expenses incident to the Company's or the Guarantors' performance of or compliance with this Agreement will be borne by the Company or the Guarantors, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Exchange Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone;
(iv) all fees and disbursements of counsel for the Company, the Guarantors and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities;
(v) all application and filing fees in connection with listing the Exchange Notes on a national securities exchange or automated quotation system pursuant to the requirements thereof; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

                  The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

         (b) In connection with the Exchange Offer Registration Statement and the Shelf Registration Statement, the Company will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8. INDEMNIFICATION

         (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause
(ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, settling, compromising, paying or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder), joint or several, directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company by any of the Holders expressly for use therein. This indemnity agreement shall be in addition to any liability which the Company may otherwise have.

                  In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company or the Guarantors, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company and the Guarantors in writing (provided, that the failure to give such notice shall not relieve the Company or the Guarantors of their respective obligations pursuant to this Agreement except to the extent that the Company is materially prejudiced from the failure to give such notice). Such Indemnified Holder shall have the right to employ its own counsel in any such action and the reasonable fees and expenses of such counsel shall be paid, as incurred, by the Company and the Guarantors (regardless of whether it is ultimately determined that an Indemnified Holder is not entitled to indemnification hereunder). The Company and the Guarantors shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated by the Holders. In case any such action is brought against any Indemnified Holder and such Indemnified Holder seeks or intends to seek indemnity from the Company or the Guarantors, each of the Company and the Guarantors will be entitled to participate in, to the extent that it shall elect, by written notice delivered to the Indemnified Holder promptly after receiving the aforesaid notice from such Indemnified Holder, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Holder; provided, however, if the defendants in any such action include both the Indemnified Holder and the Company and the Guarantors and the Indemnified Holder shall have reasonably concluded that a conflict may arise between the positions of the Company and the Guarantors and the Indemnified Holder in conducting the defense of any such action or that there may be legal defenses available to it and/or other Indemnified Holders which are different from or additional to those available to the Company and the Guarantors, the Indemnified Holder(s) shall have the right to select one separate counsel (together with local counsel) to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Holder(s). Upon receipt of notice from the Company or the Guarantors to such Indemnified Holder of such Company or Guarantors' election so to assume the defense of such action and approval by the counsel of Indemnified Holder, the Company and the Guarantors will not be liable to such Indemnified Holder under this Section 8 for any legal or other expenses subsequently incurred by such Indemnified Holder in connection with the defense thereof unless (i) the Indemnified Holder shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the Company and the Guarantors shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the Company and the Guarantors, representing the Indemnified Holders who are parties to such action) or (ii) the Company and the Guarantors shall not have employed counsel satisfactory to the Indemnified Holder to represent the Indemnified Holder within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the Company and the Guarantors. The Company shall be liable for any settlement of any such action or proceeding effected with the Company's prior written consent, which consent shall not be withheld unreasonably, and the Company agrees to indemnify and hold harmless any Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. The Company shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

         (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors and their respective directors, officers of the Company who sign a Registration Statement, and any person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company and the Guarantors to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Company and the Company or its directors or officers or such controlling person shall have the rights and duties given to each Holder by the preceding paragraph. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Securities giving rise to such indemnification obligation.

         (c) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or Section 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities, judgments, actions or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Holders, on the other hand, from the Initial Placement (which in the case of the Issuer shall be deemed to be equal to the total net proceeds from the Initial Placement), the amount of Additional Interest which did not become payable as a result of the filing of the Registration Statement resulting in such losses, claims, damages, liabilities, judgments actions or expenses, and such Registration Statement, or if such allocation is not permitted by applicable law, the relative fault of the Company and the Guarantors on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

                  The Company, the Guarantors and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8, none of the Holders (and its related Indemnified Holders) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total proceeds received by such Holder with respect to the Initial Notes exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Initial Notes held by each of the Holders hereunder and not joint.

SECTION 9. RULE 144A

                  The Company and the Guarantors each hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION 10. PARTICIPATION IN UNDERWRITTEN REGISTRATION

                  No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

SECTION 11. SELECTION OF UNDERWRITERS

                  The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

SECTION 12. MISCELLANEOUS

         (a) Remedies. The Company and the Guarantors each hereby agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. The Company will not, and will cause the Guarantors not to, on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor the Guarantors has entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

         (c) Adjustments Affecting the Notes. The Company will not take any action, or permit any change to occur, with respect to the Notes that would materially and adversely affect the ability of the Holders to Consummate the Exchange Offer.

         (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer, or registered pursuant to the Shelf Registration Statement, if any, and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer, or registered pursuant to the Shelf Registration Statement, if any, may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered; provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of each such Initial Purchaser with respect to which such amendment, qualification, supplement, waiver, consent or departure is to be effective.

         (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                  (ii) if to the Company:

                                    Block Communications, Inc.
                                    541 N. Superior Street
                                    Toledo, Ohio 43660
                                    Facsimile:  (419) 724-6167
                                    Attention:  Gary Blair

                  With copies to:

                                    Fritz Byers, Esq.
                                    824 Spritzer Building
                                    Toledo, OH [43660]
                                    Facsimile: (419) 241-4215


                                    Reed Smith LLP
                                    435 Sixth Avenue
                                    Pittsburgh, PA 15219
                                    Telecopier No.: (412) 288-3063
                                    Attention:  Nelson Winter, Esq.

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

                  Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.


         (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) Entire Agreement. This Agreement together with the Purchase Agreement, the Indenture and the Securities (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.




                                       BLOCK COMMUNICATIONS, INC.



                                       By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                       ACCESS TOLEDO, LTD.



                                       By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                       BUCKEYE CABLEVISION, INC.



                                       By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                       BUCKEYE TELESYSTEM, INC.



                                       By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                       CARS HOLDING, INC.



                                       By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                       COMMUNITY COMMUNICATIONS SERVICES, INC.




                                       By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                       CORPORATE PROTECTION SERVICES, INC.




                                       By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                       ERIE COUNTY CABLEVISION, INC.




                                       By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                       IDAHO INDEPENDENT TELEVISION, INC.




                                       By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                       INDEPENDENCE TELEVISION COMPANY




                                       By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                       LIMA COMMUNICATIONS CORPORATION




                                       By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                       METRO FIBER & CABLE CONSTRUCTION COMPANY




                                       By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                       MONROE CABLEVISION, INC.




                                       By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                       PG PUBLISHING COMPANY




                                       By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                       TOLEDO AREA TELECOMMUNICATIONS SERVICES,
                                       INC.



                                       By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                       WLFI-TV, INC.



                                       By:
                                             -----------------------------------
                                             Name:
                                             Title:

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

BANC OF AMERICA SECURITIES LLC
FLEET SECURITIES, INC.
COMERICA SECURITIES, INC.
NATCITY INVESTMENTS, INC.
BMO NESBITT BURNS CORP.


BY:  BANC OF AMERICA SECURITIES LLC




By:
     --------------------------------------
     Name:
     Title:

                                   SCHEDULE I



                  Access Toledo, Ltd.
                  Buckeye Cablevision, Inc.
                  Buckeye TeleSystem, Inc.
                  CARS Holding, Inc.
                  Community Communication Services, Inc.
                  Corporate Protection Services, Inc.
                  Erie County Cablevision, Inc.
                  Idaho Independent Television, Inc.
                  Independence Television Company
                  Lima Communications Corporation
                  Metro Fiber & Cable Construction Company
                  Monroe Cablevision, Inc
                  PG Publishing Company
                  Toledo Area Telecommunications Services, Inc.
                  WLFI-TV, Inc.